Principal Variable Contracts Funds, Inc.
Supplement dated June 21, 2023
to the Prospectus dated May 1, 2023
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARIES FOR THE FOLLOWING ACCOUNTS
Diversified Balanced Volatility Control Account
Diversified Growth Volatility Control Account
LargeCap S&P 500 Index Account
LargeCap S&P 500 Managed Volatility Index Account
U.S. LargeCap Buffer January Account
U.S. LargeCap Buffer April Account
U.S. LargeCap Buffer July Account
U.S. LargeCap Buffer October Account

On August 1, 2023, in the Investment Advisor and Portfolio Managers section, delete the bullet point for Jeffrey A. Schwarte and replace with the following in alphabetical order:
•Tyler O’Donnell (since 2023), Portfolio Manager

MANAGEMENT OF THE FUNDS
On August 1, 2023, under The Manager and Advisor, remove all references to Jeffrey A. Schwarte and add the following in alphabetical order:
Tyler O’Donnell has been with Principal® since 2015. He earned bachelor’s degrees in Mathematics and Biochemistry from the University of Iowa and an M.B.A. from Iowa State University. Mr. O’Donnell has earned the right to use the Chartered Financial Analyst designation.